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                                                                    EXHIBIT 99


                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350
                                 AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned officers of Sylvan Inc. hereby certify that the company's quarterly report on Form 10-Q for the quarter ended March 30, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.




Dated:     May 14, 2003                          /s/  DENNIS C. ZENSEN
        ------------------                     --------------------------------
                                                 Dennis C. Zensen
                                                 Chairman, President and Chief
                                                 Executive Officer



Dated:     May 14, 2003                          /s/  DONALD A. SMITH
        ------------------                     --------------------------------
                                                 Donald A. Smith
                                                 Chief Financial Officer